Exhibit 10.4

EXECUTION COPY

TERMINATION OF SUBORDINATED NOTE

July 15, 2009

Reference is made to that certain Subordinated Note dated as of October 24, 2003 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Note”) by and between JWPR Corporation, as the issuer (“Issuer”) and JohnsonDiversey UK Limited, as the holder (“Holder”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Note.

For good and valuable consideration (including the transfer of the “Specified Assets” as defined in and pursuant to that certain Deed of Assignment dated as of the date hereof by and between Issuer and Holder), the receipt of which is hereby acknowledged, the parties hereto agree that the Note is hereby terminated and no longer in full force or effect.

THIS AGREEMENT AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF IT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

This agreement may be executed in any number of counterparts and all such taken together will be deemed to constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, Issuer and Holder have caused this agreement to be duly executed and delivered as of the date first above written.

JWPR CORPORATION, as Issuer

By:	/s/ Tony A Sebranek
Name: Tony A Sebranek Title: Vice President

JOHNSONDIVERSEY UK LIMITED, as Holder

By:	/s/ David C. Quast
Name: David C Quast Title: Director

Signature Page to

Termination of Subordinated Note

JD-UK